UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2025

Commission file number

Exact Name of Registrant as Specified in its Charter, State or other Jurisdiction of Incorporation, Address of Principal Executive Offices, Zip Code,
and Registrant's Telephone Number, Including Area Code

IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	20-2777218
1-4928	DUKE ENERGY CAROLINAS, LLC (a North Carolina limited liability company) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0205520
1-3382	DUKE ENERGY PROGRESS, LLC (a North Carolina limited liability company) 411 Fayetteville Street Raleigh, North Carolina 27601 800-488-3853	56-0165465
1-3274	DUKE ENERGY FLORIDA, LLC (a Florida limited liability company) 299 First Avenue North St. Petersburg, Florida 33701 800-488-3853	59-0247770
1-1232	DUKE ENERGY OHIO, INC. (an Ohio corporation) 139 East Fourth Street Cincinnati, Ohio 45202 800-488-3853	31-0240030
1-3543	DUKE ENERGY INDIANA, LLC (an Indiana limited liability company) 1000 East Main Street Plainfield, Indiana 46168 800-488-3853	35-0594457
1-6196	PIEDMONT NATURAL GAS COMPANY, INC. (a North Carolina corporation) 525 South Tryon Street Charlotte, North Carolina 28202 800-488-3853	56-0556998

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

On March 14, 2025, Duke Energy Corporation (the “Corporation”), Duke Energy Carolinas, LLC, Duke Energy Florida, LLC, Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Ohio, Inc., Duke Energy Progress, LLC, and Piedmont Natural Gas Company, Inc., entered into an Amendment No. 2 and Consent (the “Amendment”) to amend the existing Amended and Restated Credit Agreement dated as of March 18, 2022, among the Corporation and each of such subsidiaries, as Borrowers, the lenders listed therein, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender. The existing Amended and Restated Credit Agreement was described in the Corporation’s Current Report on Form 8-K filed on March 21, 2022. The Amendment was entered into primarily to (i) increase the amount of the credit facility from $9,000,000,000 to $10,000,000,000 and (ii) extend the termination date of the credit facility from March 16, 2029 to March 16, 2030.

The disclosure in this Item 1.01 is qualified in its entirety by the provisions of the Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Amendment No. 2 and Consent, dated as of March 14, 2025, by and among Duke Energy Corporation, Duke Energy Carolinas, LLC, Duke Energy Ohio, Inc., Duke Energy Indiana, LLC, Duke Energy Kentucky, Inc., Duke Energy Progress, LLC, Duke Energy Florida, LLC and Piedmont Natural Gas Company, Inc., the Lenders party thereto, the Issuing Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent and Swingline Lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: March 17, 2025	DUKE ENERGY OHIO, INC.
PIEDMONT NATURAL GAS COMPANY, INC.

	By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Assistant Corporate Secretary

DUKE ENERGY CAROLINAS, LLC
DUKE ENERGY PROGRESS, LLC
DUKE ENERGY FLORIDA, LLC
DUKE ENERGY INDIANA, LLC

By:	/s/ Elizabeth H. Jones
Elizabeth H. Jones
Assistant Secretary